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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                 ---------------



                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the


                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)          DECEMBER 28, 1998
                                                 -------------------------------



                              CELLPRO, INCORPORATED
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               (Exact name of registrant as specified in charter)



         DELAWARE                      0-19472                        94-3087971
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(State or other jurisdiction         (Commission                   (IRS Employer
of incorporation)                    File Number)            Identification No.)




22215 26TH AVENUE S.E., BOTHELL, WA                                        98021
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(Address of principal executive offices)                              (Zip Code)




Registrant's telephone number, including area code       (425) 485-7644
                                                    ----------------------------



                                       N/A
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         (Former name or former address, if changed since last report.)



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Item 3.  Bankruptcy or Receivership.

                  Since October 28, 1998, CellPro, Incorporated ("CellPro") has been operating as a debtor in possession under Chapter 11 of the United States Bankruptcy Code, Case No. 98-13604 in the United States Bankruptcy Court for the Western District of Washington, Judge Karen Overstreet presiding.


Item 5.  Other Events.

                  On December 28, 1998, the Registrant filed unaudited financial statement information as of and for each of the months ended November 30, 1998 and October 27, 1998 with related notes with the United States Bankruptcy Court. Attached as an exhibit is the balance sheet information, statement of operations information and related notes to financial information which was included in the bankruptcy filing referred to above.


Item 7.  Financial Statements and Exhibits.

                  c.) Exhibits


                           99.1 Unaudited Comparative Balance Sheet Information and Unaudited Comparative Statement of Operations Information as of and for each of the months ended November 30, 1998 and October 27, 1998 with related Notes to Financial Statement Information.



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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            CellPro, Incorporated
                                            ------------------------------------
                                                  (Registrant)



Date:  December 30, 1998                    /s/ Mark J. Handfelt
                                            ------------------------------------
                                                   Name:    Mark J. Handfelt
                                                   Title:   Executive Vice
                                                            President, General
                                                            Counsel and Acting
                                                            Chief Operating
                                                            Officer